                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: September 30, 2002
(Date of earliest event reported)

Commission File No.: 333-75952

                     SLC Student Loan Receivables I, Inc.
                           SLC Student Loan Trust-I
--------------------------------------------------------------------------------
                           (Name of Co-Registrants)

   SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1
--------------------------------------------------------------------------------
                               (Name of Issue)

     Delaware                                           04-3598719
     Delaware                                           04-6959982
--------------------------------------------------------------------------------
(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

750 Washington Boulevard
Stamford, Connecticut                                    06901
--------------------------------------------------------------------------------
Address of principal executive office                        (Zip Code)


                               (203) 975-6923
                               (203) 975-6112
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of SLC Student Loan Trust-I, SLC Student Loan Asset Backed Notes, Series 2002-1.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

              (c) Exhibits furnished in accordance with Item 601(a) of
                  Regulation S-K

Exhibit No.              Description
-----------              -----------
(EX-20.1)                Monthly statement distributed to holders of SLC Student
                         Loan Trust-I, SLC Student Loan Asset Backed Notes,
                         Series 2002-1


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:  THE STUDENT LOAN CORPORATION, AS
                                        SERVICER


September 30, 2002

                                   By:    /s/ Steven J. Gorey
                                          --------------------------------------
                                   Name:  Steven J. Gorey
                                   Title: Chief Financial Officer

                              INDEX TO EXHIBITS
                              -----------------

                                                            Paper (P) or
         Exhibit No.                 Description            Electronic (E)
         -----------                 -----------            --------------

        (EX-20.1)          Monthly statement distributed          E
                           to holders of SLC
                           Student Loan Trust-I, SLC
                           Student Loan Asset Backed
                           Notes, Series 2002-1.

Exhibit 20.1

                           SLC STUDENT LOAN TRUST - I
                            STATEMENT TO NOTE HOLDERS
                    AS OF AND FOR THE PERIOD ENDED: 9/30/2002

Pursuant to Section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however is believed to be accurate to the best of the issuer's knowledge.

(a) The amount of payments with respect to each Class paid with respect to principal during September 2002;

            CLASS          PRINCIPAL PAID
            -----          --------------
             A-1            $475,000.00
             A-2            $475,000.00
             A-3            $475,000.00
             A-4            $525,000.00
             B-1            $      0.00

(b) The amount of payments with respect to each Class paid with respect to interest during September 2002;


            CLASS          INTEREST PAID
            -----          -------------
             A-1            $  85,477.28
             A-2            $  84,565.46
             A-3            $  83,747.16
             A-4            $  96,240.96
             B-1            $  24,314.60

(c) The amount of payments allocable to any Noteholders' Auction Rate Interest Carryover (for each Class of Auction Rate Notes only), together with any remaining outstanding amount of each thereof;


                                   INTEREST CARRYOVER
                                   ------------------
     AUCTION RATE NOTES               $   0.00

(d) The principal balance of Financial Eligible Loans as of September 30, 2002;

    PRINCIPAL BALANCE OF FINANCED ELIGIBLE LOANS          $245,808,903.68


(e) The aggregate outstanding amount of the Notes of each Class as of September 30, 2002, after giving effect to payments allocated to principal reported under clause (a) above;

            CLASS          PRINCIPAL OUTSTANDING
            -----          ---------------------
             A-1                $57,975,000.00
             A-2                $57,975,000.00
             A-3                $57,975,000.00
             A-4                $62,925,000.00
             B-1                $15,250,000.00

(f) The Interest rate for the applicable Class of Notes with respect to each payment referred to in clause (b) above, indicating whether such interest rate is calculated based on the Net Loan Rate or based on the applicable Auction rate (for each Class of the Auction Rate Notes only) as of September 30, 2002;

            CLASS                 CALCULATION METHOD
            -----                 ------------------
                              Net Loan Rate   AUCTION RATE
                              -------------   ------------
             A-1                  N/A            1.8800%
             A-2                  N/A            1.8700%
             A-3                  N/A            1.8800%
             A-4                  N/A            2.0000%
             B-1                  N/A            2.0500%

(g) The amount of the Servicing Fees paid by the Trust during September 2002;

     SERVICING FEES              $22,746.75

(h) The amount of the Administration Fee, Broker/Dealer Fee, Auction Agent Fee and Trustee Fee, paid by the Trust during September 2002;

     ADMINISTRATION FEE          $   699.90
     BROKER/DEALER FEE           $49,398.62
     AUCTION AGENT FEE           $     0.00
     TRUSTEE FEE                 $     0.00

(i) The amount of Net Losses, if any, during September 2002 and any recoveries of principal and interest received during September 2002 relating to Financed Student Loans for which Net Losses were previously allocated;

     NET LOSSES                         $0.00
     RECOVERIES                         $0.00

(j) The amount of payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund during September 2002 and the balance of the Reserve Fund as of September 30, 2002;

                                 BALANCE                  WITHDRAWALS
                                 -------                  -----------
     RESERVE FUND              $4,122,782.85                $780.82

(k) The portion, if any, of the payments attributable to amounts on deposit in the Loan Fund;

     THE PORTION OF PAYMENTS ATTRIBUTABLE TO THE LOAN FUND        $0.00


(l) The aggregate amount, if any, paid by the Trustee to acquire Eligible Loans from amounts on deposit in the Loan Account with respect to each Series of the Student Loan Fund during September 2002;

                                PRINCIPAL       INTEREST         PREMIUM
                                ---------       --------         -------
     LOAN ACQUISITIONS          $780.82          $0.00            $0.00

(m) The amount remaining in the Loan Account with respect to each Series of the Student Loan fund that has not been used to acquire Eligible Loans and is being transferred to the Note Redemption Fund;

     TRANSFERS FROM LOAN FUND TO REDEMPTION FUND                      $0.00

(n) The aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during September 2002;

     LOANS SOLD FROM THE TRUST (PRINCIPAL, INTEREST, AND PREMIUM)     $0.00

(o) The number and principal amount of financed Student Loans, as of September 30, 2002 , that are (i) 31 to 60 days delinquent, (ii) 61 to 90 days delinquent,
(iii) 91 to 120 days delinquent, (iv) more than 120 days delinquent and (v) for which claims have been filed with the appropriate Guaranty Agency and which are awaiting payment;


  DELINQUENCIES     NUMBER OF LOANS       PRINCIPAL         % OF TOTAL PRINCIPAL
  -------------     ---------------       ---------         --------------------
                                         OUTSTANDING            OUTSTANDING
                                         -----------            -----------
  31 - 60 days            189          $3,297,352.22               1.3%
  61 - 90 days             69          $  905,117.23               0.4%
  91 - 120 days            40          $  643,878.42               0.3%
  121 - 150 days           25          $  397,278.31               0.2%
  151 - 180 days           20          $  261,626.02               0.1%
  181 - 210 days           16          $  286,527.91               0.1%
  211 - 240 days           47          $  751,065.31               0.3%
  Claims Pending           79          $1,297,933.95               0.5%
  Claims Filed             2           $   24,920.26               0.0%

(p) The total Value of the Trust Estate and the outstanding principal amount of the Notes as of September 30, 2002;

      Assets
      ------
      Cash & Cash Equivalents            $  1,680,119.11
      Student Loan Receivables           $245,808,903.68
      Reserves                           $  4,122,782.85
      Other Loan Receivables             $  2,791,146.62
                                         ---------------
      Total Assets                       $254,402,952.26
                                         ===============

      Liabilities
      -----------
      Class A-1                          $ 57,975,000.00
      Class A-2                          $ 57,975,000.00
      Class A-3                          $ 57,975,000.00
      Class A-4                          $ 62,925,000.00
      Class B-1                          $ 15,250,000.00
      Accrued Liabilities                $    488,268.03
                                         ---------------
      Total Liabilities                  $252,588,268.03
                                         ===============

      Parity Ratio (Notes Only)                   100.91%
      Parity Ratio (All Liabilities)              100.72%
      Parity Ratio (Senior Liabilities)           107.41%


(q) The number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance and (iii) Financed Student Loans in deferment as of September 30, 2002.


  DELINQUENCIES        NUMBER OF LOANS       PRINCIPAL      % OF TOTAL PRINCIPAL
  -------------        ---------------       ---------      --------------------
                                            OUTSTANDING         OUTSTANDING
                                            -----------         -----------
  Rejected Claims             0           $         0.00           0.0%
  Loans in Deferment      1,335           $29,799,681.37          12.1%
  Loans in Forbearance      695           $14,759,233.79           6.0%


A copy of the statements referred to above may be obtained by any Note Holder by a written request to the Trustee, addressed to its Corporate Trust Office.